Short Term Bank Loans and Banking Facilities	12 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Short Term Bank Loans and Banking Facilities
14.	SHORT TERM BANK LOANS AND BANKING FACILITIES

Global-Tech has provided a bank with: (i) an unlimited corporate guarantee for general banking facilities granted to certain subsidiaries of the Company; and (ii) a security agreement over bank deposits of HK$10.0 million (equivalent to US$1,288,244) for general banking facilities granted to a subsidiary of the Company without obtaining written consent of the bank for general facilities granted to its Hong Kong subsidiaries. The Company has made deposits to banks as security for credit facilities granted to the PRC subsidiaries, including bank loans and bills payable.

The Company has credit facilities with a number of banks amounting to the equivalent of US$15,880,533 and US$4,309,111 as of March 31, 2013 and 2012 respectively. Of these amounts, HK$10.0 million (equivalent to US$1,288,244) and HK$2.4 million (equivalent to US$309,111) were denominated in Hong Kong dollars as of March 31, 2013 and 2012, respectively. The facilities are secured by the Company’s deposits which are restricted in use.

Banking facilities of US$4,826,241 and HK$10,599 (with total equivalent to US$4,827,607) and US$4,000,000 and HK$8,488 (with total equivalent to US$4,001,093) were utilized as of March 31, 2013 and 2012.

Banking facilities of HK$9,989,401 (equivalent to US$1,286,878) and RMB60,661,802 (equivalent to US$9,766,048) remained unutilized as of March 31, 2013, and HK$2,391,512 (equivalent to US$308,018) remained unutilized as of March 31, 2012.

The weighted average interest rate of the bank loans for the years ended March 31, 2013 and 2012 was 0.48% and 1.02% per annum respectively with an average maturity of 189 and 87 days from March 31, 2013 and 2012, respectively.